November 1, 1995

                       SUPPLEMENT TO THE PROSPECTUSES FOR

                        PIONEER II dated January 27, 1995
                      PIONEER THREE dated January 27, 1995
                 PIONEER REAL ESTATE SHARES dated April 28, 1995
                PIONEER AMERICA INCOME TRUST dated April 28, 1995
                PIONEER INTERNATIONAL GROWTH FUND dated March 27,
              1995 PIONEER TAX-FREE INCOME FUND dated April 28,1995
                             (revised June 19, 1995)


The caption set forth below is supplemented as follows:

How to Buy Fund Shares

No sales charge is payable at the time of purchase on investments of $1,000,000 or more or for participants in certain group plans (described in "Qualifying for a Reduced Sales Charge") subject to a contingent deferred sales charge ("CDSC") of 1% which may be imposed in the event of a redemption of Class A shares within 12 months of purchase. See "How to Sell Fund Shares." PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows: 1.00% on the first $5 million invested, 0.50% on the next $45 million and 0.25% on the excess over $50 million. These commissions will not be paid if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets will be required to return any commission paid or a pro rata portion thereof if the retirement plan redeems its shares within 12 months of purchase. See also "How to Sell Fund Shares."

                                            1095-2882
                                            (c) Pioneer Funds Distributor, Inc.